Exhibit 10.2

Execution Version

AMENDMENT NO. 4 TO CREDIT AGREEMENT

AMENDMENT NO. 4 TO CREDIT AGREEMENT, dated as of August 18, 2017 (this “Agreement”), by and among WABASH NATIONAL CORPORATION (the “Borrower”), MORGAN STANLEY SENIOR FUNDING, INC. (“MSSF”), in its capacity as administrative agent (in such capacity, the “Administrative Agent”), each Lender party or consenting hereto, and each of the other Credit Parties party hereto.

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement (as amended by that certain Amendment No. 1 to Credit Agreement dated as of April 25, 2013, by and among the Borrower, each lender and each additional refinancing lender party or consenting thereto and MSSF, as administrative agent, as amended by that certain Amendment No. 2 to Credit Agreement dated as of March 19, 2015, by and among the Borrower, each lender and each additional refinancing lender party or consenting thereto and MSSF, as administrative agent, as amended by that certain Amendment No. 3 to Credit Agreement dated as of February 24, 2017, by and among the Borrower, each lender and each additional refinancing lender party or consenting thereto and MSSF, as administrative agent, and as further amended, supplemented or otherwise modified from time to time immediately prior to the effectiveness of this Agreement, the “Credit Agreement”; capitalized terms used but not defined herein having the meanings set forth in the Credit Agreement), dated as of May 8, 2012, among the Borrower, the Lenders party thereto, and MSSF, as Administrative Agent;

WHEREAS, the Borrower has notified the Administrative Agent that the Borrower intends to acquire Supreme Industries, Inc. ("Supreme") pursuant to that certain Agreement and Plan of Merger dated as of August 8, 2017 by and among the Borrower, Redhawk Acquisition Corporation ("Merger Sub") and Supreme, under which Merger Sub, a wholly-owned Subsidiary of the Borrower, will merge with and into Supreme, with Supreme continuing as the surviving entity of such merger and a wholly-owned Subsidiary of the Borrower (the "Proposed Acquisition");

WHEREAS, the Borrower intends to finance the Proposed Acquisition by the issuance (either by private placement or an underwritten public sale) by the Borrower of equity-linked (including, without limitation, convertible debt) or debt securities (the "Securities"), and/or the incurrence of term loans or other similar credit facilities or any other debt financing (the "Acquisition Loans"), generating aggregate proceeds of up to $325,000,000;

WHEREAS, to the extent that any or all of the Securities or the Acquisition Loans are not issued or the proceeds thereof are not made available to the Borrower in an aggregate of up to $300,000,000, the Borrower intends to incur a senior unsecured bridge credit facility in an aggregate principal amount of up to $300,000,000 (the "Notes Bridge");

WHEREAS, the Borrower has sought the consent of the Required Lenders to consummation of the Proposed Acquisition and incurrence of the Securities, Acquisition Loans and/or Notes Bridge (collectively, the "Transactions") under the Loan Documents;

WHEREAS, the Borrower has sought reciprocal consent from the lenders under its Revolving Credit Agreement (as amended, restated, modified or supplemented from time to time) in respect of the consummation of the Transactions and to otherwise amend the Revolving Indebtedness Documents in respect thereof (the “ABL Amendment”);

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:

1.	Credit Document Amendments. The Credit Documents are hereby amended as follows:

(a)	Section 1.1 of the Credit Agreement is amended by inserting the following new definitions in their correct alphabetical order:

“ABL Amendment” shall mean that certain Third Amendment to the Revolving Credit Agreement dated as of August 16, 2017, among Wells Fargo Capital Finance, LLC, the lenders party thereto, the Borrower, certain Subsidiaries of the Borrower designated on the signature pages thereto as borrowers and certain Subsidiaries of the Borrower designated on the signature pages thereto as guarantors.

“Acquisition Loans” shall mean the term loans or other similar credit facilities or any other debt financing incurred by the Borrower.

“Ally Financing Documents” shall mean that certain Inventory Loan and Security Agreement among Supreme Corporation, a Texas corporation, Supreme Indiana Operations, Inc., a Delaware corporation, and Ally Financial Inc. and/or its Affiliates, and each of other agreements, instruments and documents executed in connection therewith, as in effect on the Amendment No. 4 Effective Date.

“Amendment No. 4” shall mean Amendment No. 4 to this Agreement, dated as of August 18, 2017, among the Borrower, the other Credit Parties party thereto, the Lenders party thereto, and the Administrative Agent.

“Amendment No. 4 Effective Date” shall mean the “Effective Date” under and as defined in Amendment No. 4.

“Bridge Facility” shall mean a senior unsecured bridge credit facility to be incurred by the Borrower in connection with the Supreme Acquisition.

"Bridge Facility Springing Maturity Date" has the meaning assigned to such term in the definition of “Maturity Date”.

“Merger Sub” shall mean Redhawk Acquisition Corporation, a Delaware corporation, and a wholly-owned Subsidiary of the Borrower.

"Permitted Inventory Financing" shall mean (a) the financing available under the Ally Financing Documents or (b) any financing entered into by Supreme or one or more of its Subsidiaries in substitution of the financing under the Ally Financing Documents that is substantially similar to the financing under the Ally Financing Documents in all material respects, as determined in the Administrative Agent’s reasonable discretion, in each case, which shall be subject to a Permitted Inventory Financing Intercreditor Agreement unless otherwise agreed by the Administrative Agent in its reasonable discretion.

“Permitted Inventory Financing Intercreditor Agreement” means an Intercreditor Agreement entered into in connection with the Permitted Inventory Financing among the Credit Parties, the Administrative Agent, the Revolving Collateral Agent and the lender providing the Permitted Inventory Financing, in form and substance reasonably satisfactory to the Administrative Agent.

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"Permitted Inventory Financing Inventory" means (a) Inventory of Supreme Corporation, a Texas corporation, and Supreme Indiana Operations, Inc., a Delaware corporation, the purchase of which is financed by Ally Financial Inc. or its Affiliates, pursuant to the terms of the Ally Financing Documents (the “Ally Inventory”), or (b) Inventory of Supreme or one or more of its Subsidiaries that is substantially similar to the Ally Inventory in all material respects, as determined in the Administrative Agent’s reasonable discretion.

“Securities” shall mean equity-linked (including, without limitation, convertible debt) or debt securities issued by the Borrower (either by private placement or an underwritten public sale).

“Supreme” shall mean Supreme Industries, Inc., a Delaware corporation.

“Supreme Acquisition” shall mean the acquisition of Supreme by the Borrower and the merger of Merger Sub with and into Supreme, with Supreme being the surviving entity of such merger and a wholly-owned Subsidiary of the Borrower, pursuant to the terms of the Supreme Acquisition Agreement.

“Supreme Acquisition Agreement” shall mean that certain Agreement and Plan of Merger dated as of August 8, 2017 by and among the Borrower, Merger Sub and Supreme (without giving effect to any amendment modification, supplement, consent, waiver or request that are materially adverse to the Lenders, unless consented to by the Administrative Agent (it being understood that any change in the purchase price of the Supreme Acquisition shall be deemed to be materially adverse to the Lenders, except (i) any decrease in the purchase price of 5% or less of the aggregate consideration payable in connection with the Supreme Acquisition shall not be material and adverse to the interests of the Lenders, (ii) any increase in the purchase price shall not be materially adverse to the Lenders so long as such increase is solely funded by (x) the cash proceeds from an issuance of common stock of the Borrower, (y) consideration in the form of an issuance of common stock of the Borrower, or a combination thereof or (z) other cash balances available to the Borrower, and (iii) any decreases in purchase price and (without duplication) decreases in the cash portion of the purchase price shall not be deemed to be materially adverse to the Lenders so long as such purchase price reduction shall reduce dollar-for-dollar the commitments in respect of the Bridge Facility)).

"Supreme Acquisition Agreement Representations" means those representations and warranties made by Supreme in the Supreme Acquisition Agreement that are material to the interests of the Lenders, but only to the extent that the Borrower or Merger Sub have the right (determined without regard to notice requirements) to terminate the Borrower’s or Merger Sub's obligations under the Supreme Acquisition Agreement or to decline to consummate the Supreme Acquisition, in each case, as a result of a breach of such representation or warranty in the Supreme Acquisition Agreement.

“Supreme Acquisition Conditions” shall mean "Supreme Acquisition Conditions" means the satisfaction or waiver by the Agent of the following conditions precedent:

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(a)          the Supreme Acquisition shall have been consummated in accordance with the term of the Supreme Acquisition Agreement;

(b)          since January 1, 2017, there has not been any "Company Material Adverse Effect"; solely for the purposes this clause (a) of the definition of "Supreme Acquisition Conditions" means, (x) "Company Material Adverse Effect" means a Material Adverse Effect (as hereinafter defined) on the Borrower; provided, that none of the following shall constitute, or shall be considered in determining whether there has occurred a Company Material Adverse Effect: (i) any change or effect resulting from changes in general economic, regulatory or business conditions in the United States generally or in world capital markets, so long as such changes or effects do not adversely affect the Borrower and its Subsidiaries, taken as a whole, in a disproportionate manner relative to other similarly situated participants in the industries or markets in which they operate, (ii) any change in general economic conditions that affect the industries in which the Borrower and its Subsidiaries conduct their business, so long as such changes or conditions do not adversely affect the Borrower and its Subsidiaries, taken as a whole, in a disproportionate manner relative to other similarly situated participants in the industries or markets in which they operate, (iii) any outbreak of hostilities or war (including acts of terrorism), natural disasters or other force majeure events, in each case in the United States or elsewhere, so long as such events do not adversely affect the Borrower and its Subsidiaries, taken as a whole, in a disproportionate manner relative to other similarly situated participants in the industries or markets in which they operate, (iv) any change or effect that affects the commercial vehicle manufacturing industry generally (including regulatory changes affecting the commercial vehicle manufacturing industry generally) so long as such changes or conditions do not adversely affect the Borrower and its Subsidiaries, taken as a whole, in a disproportionate manner relative to other similarly situated participants in the industries or markets in which they operate, (v) any change in the trading prices or trading volume of the Borrower’s capital stock, in the Borrower’s credit rating or in any analyst's recommendations with respect to the Borrower, (vi) any failure by the Borrower to meet any published or internally prepared earnings or other financial projections, performance measures or operating statistics (whether such projections or predictions were made by the Borrower or independent third parties), (vii) any adoption, implementation, promulgation, repeal, modification, reinterpretation or proposal of any rule, regulation, ordinance, order, protocol or any other applicable law of or by any national, regional, state or local governmental entity in the United States or elsewhere in the world, so long as such adoption, implementation, promulgation, repeal, modification, reinterpretation or proposal does not disproportionately impact the Borrower and its Subsidiaries considered collectively as a single enterprise, relative to other industry participants, (viii) any changes in GAAP or interpretations thereof so long as such changes do not adversely affect the Borrower and its Subsidiaries, taken as a whole, in a disproportionate manner relative to other similarly situated participants in the industries or markets in which they operate, (ix) the Borrower’s failure to maintain the listing of the shares on the NYSE MKT as a result of the trading price of the shares (provided, that the facts and circumstances giving rise to such changes shall not be excluded under this clause (ix)), (x) the compliance by the Borrower with the covenants set forth in Article VI of the Supreme Acquisition Agreement or (xi) any change or effect resulting from the announcement or pendency of the Supreme Acquisition Agreement, the Offer (as defined in the Supreme Acquisition Agreement) or the Supreme Acquisition; it being understood that the exceptions in clauses (v) and (vi) shall not prevent or otherwise affect a determination that the underlying cause of any such change or failure referred to therein (if not otherwise falling within any of the exceptions provided by clauses (i) through (iv) and (vii) through (xi) hereof) is or will be reasonably likely to be a Company Material Adverse Effect; provided that for purposes of this definition, each capitalized term shall have the meaning set forth in the Supreme Acquisition Agreement; and (y) "Material Adverse Effect" means with respect to a specified Person, any change, effect, event, circumstance or occurrence with respect to the business, financial condition, results of operations, properties, assets, liabilities or obligations of such Person or its Subsidiaries, that is, or would be reasonably expected to have a material adverse effect on the current or future business, assets, properties, liabilities or obligations, results of operations or financial condition of the Person and its Subsidiaries, taken as a whole, or on the ability of the Person to perform in a timely manner its obligations under the Supreme Acquisition Agreement or consummate the transactions contemplated by the Supreme Acquisition Agreement; provided that for purposes of this definition, each capitalized term shall have the meaning set forth in the Supreme Acquisition Agreement;

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(c)          each of the Supreme Acquisition Agreement Representations and the Supreme Specified Representation shall be true, correct, and complete, in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof);

(d)          the Credit Parties shall have provided the documentation and other information with respect to Supreme and its Affiliates to the Lenders at least three (3) business days prior to the closing of the Supreme Acquisition as has been reasonably requested in writing at least ten (10) business days prior to the closing date by the Agent that are required by regulatory authorities under the applicable "know-your-customer" and anti-money laundering rules and regulations, including the Patriot Act;

(e)          the Administrative Agent shall have received a solvency and non-contravention certificate from the Chief Financial Officer of the Borrower in substantially the form attached as Annex I to Amendment No. 4;

(e)          immediately following the consummation of the Supreme Acquisition, Supreme shall have no material Indebtedness for borrowed money or preferred equity other than Indebtedness permitted under the Supreme Acquisition Agreement;

(f)          the Administrative Agent shall have received (i) GAAP audited consolidated balance sheets and related statements of income, stockholders' equity and cash flows of Supreme for each of the fiscal years ending December 31, 2014, December 31, 2015 and December 31, 2016, (ii) within 45 days after the end of each fiscal quarter of the 2017 fiscal year, unaudited consolidated balance sheets and related statements of income and cash flows of Supreme for such fiscal quarter, for the period elapsed from the beginning of the 2017 fiscal year to the end of such fiscal quarter and for the comparable periods of the preceding fiscal year (with respect to which the independent auditors shall have performed an SAS 100 review), (iii) a pro forma consolidated and consolidating balance sheet and related statements of income and cash flows for the Borrower, as well as pro forma levels of EBITDA, for the fiscal year ended December 31, 2016 and for the four-quarter period most recently ended for which unaudited financial statements have been delivered pursuant to Section 9.1, in each case after giving effect to the consummation of the Supreme Acquisition and (iv) forecasts of the financial performance of Borrower and its Subsidiaries (giving pro forma effect to the Supreme Acquisition) (x) on an annual basis, through 2021 and (y) on a quarterly basis, through 2018; provided that the Borrower’s and Supreme’s public filing of any required financial statements with the SEC shall constitute delivery of such financial statements to the Administrative Agent; and

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(g)          all accrued costs, fees and expenses of the Administrative Agent (including reasonable and documented out-of-pocket legal fees and expenses) payable in accordance with Section 13.5(a) of the Credit Agreement and, in the case of expenses, to the extent invoiced or estimated not later than 1 Business Day prior to the consummation of the Supreme Acquisition, and other compensation due and payable to the Administrative Agent and the Lenders shall have been paid by the Borrowers.

“Supreme Completion Date” shall mean the date on which consummation of the Supreme Acquisition occurs.

“Supreme Specified Representation” shall mean the representation and warranty set forth in Section 8.2(b)(ii) as it relates to this Agreement, the Revolving Indebtedness Documents, the Permitted Convertible Notes Documents and the documents and agreement evidencing the Permitted Inventory Financing.

(b)	Section 1.1 of the Credit Agreement is amended by replacing the definition of “Applicable ECF Percentage” with the following:

“Applicable ECF Percentage” shall mean, for any Excess Cash Flow Period, (a) 50% if the Senior Secured Leverage Ratio as of the last day of such Excess Cash Flow Period is greater than or equal to 2.75 to 1.00 and (b) 0% if the Senior Secured Leverage Ratio as of the last day of such Excess Cash Flow Period is less than 2.75 to 1.00.”

(c)	Section 1.1 of the Credit Agreement is amended by replacing clause (ii) of the proviso to the definition of “Available Amount Basket” with the following: “[reserved]”.

(d)	Section 1.1 of the Credit Agreement is amended by amending the Total Leverage Ratio test in clause (iii) of the proviso to the definition of “Available Amount Basket” to “3.25 to 1.00”.

(e)	Section 1.1 of the Credit Agreement is amended by replacing the definition of “Collateral” with the following:

“Collateral” shall mean all assets and interests in assets and proceeds thereof now owned or hereafter acquired by any Credit Party or any of its Subsidiaries in or upon which a Lien is granted or purported to be granted by such Person in favor of the Administrative Agent, the Collateral Agent or the Lenders under any of the Credit Documents; provided that notwithstanding anything to the contrary in any of the Credit Documents, if the Permitted Inventory Financing Intercreditor Agreement is not entered into, the Permitted Inventory Financing Inventory shall be deemed to be excluded from the definition of Collateral for all purposes under the Credit Documents.

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(f)	Section 1.1 of the Credit Agreement is amended by amending the definition of “Consolidated Net Income” by adding the following proviso to the end of such definition:

“; provided further that solely for the purposes of determining the amount of Excess Cash Flow and the Available Amount Basket, the net earnings (or loss) of Supreme and its Subsidiaries during any applicable period up to the date that is four full fiscal quarters after the Supreme Completion Date shall be excluded from any such determination including such period.”

(g)	Section. 1.1 of the Credit Agreement is amended by replacing the definition of “Extraordinary Receipts” with the following:

““Extraordinary Receipts” means any payments received by the Borrower or any of its Subsidiaries not in the ordinary course of business (and not consisting of proceeds described in Section 5.2(a) of this Agreement) consisting of (a) proceeds of judgments, proceeds of settlements or other consideration of any kind in connection with any cause of action, (b) indemnity payments (other than to the extent such indemnity payments are (i) immediately payable to a Person that is not an Affiliate of the Borrower or any of its Subsidiaries, (ii) received by the Borrower or any of its Subsidiaries as reimbursement for any payment previously made to such Person or (iii) received pursuant to the indemnity provisions of the Supreme Acquisition Agreement), (c) any purchase price adjustment (other than a working capital adjustment) received in connection with any purchase agreement (other than the Supreme Acquisition Agreement), or at any other time, any purchase price adjustment (other than a working capital adjustment) in excess of $1,000,000 in connection with any purchase agreement (other than the Supreme Acquisition Agreement), (d) tax refunds, and (e) pension plan reversions”.

(h)	Section 1.1 of the Credit Agreement is amended by replacing the words “in Section 10.15” in the proviso to the definition of “GAAP” with the following: “herein”.

(i)	Section. 1.1 of the Credit Agreement is amended by amending the definition of “Maturity Date” by adding the following proviso to the end of such definition:

“; provided further, that if the Bridge Facility (and any Permitted Refinancing Indebtedness in respect thereof) is not converted, redeemed, repurchased or refinanced in full on or before the date that is 15 days prior to the maturity date of the Bridge Facility pursuant to one or more transactions permitted under this Agreement, such that the maturity date in respect of the Bridge Facility (and any Permitted Refinancing Indebtedness in respect thereof) is not at least 91 days after the Maturity Date, the Maturity Date shall be the date that is 15 days prior to the maturity date of the Bridge Facility (such date, the "Bridge Facility Springing Maturity Date"); provided further, that no Bridge Facility Springing Maturity Date shall be deemed to occur if on the Bridge Facility Springing Maturity Date and at all times following the Bridge Facility Springing Maturity Date until the Bridge Facility (and any Permitted Refinancing Indebtedness in respect thereof, the maturity date of which is not at least 91 days after the Maturity Date) is converted, redeemed, repurchased or refinanced in full, the Borrower maintains cash on the balance sheet in an amount not less than the aggregate outstanding amount of all liabilities and Indebtedness owing in respect of the Bridge Facility.”

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(j)	Section. 1.1 of the Credit Agreement is amended by replacing the words “shall mean any Acquisition so long as:” in the definition of “Permitted Acquisition” with “shall mean (x) upon the satisfaction or waiver by the Administrative Agent of the Supreme Acquisition Conditions, the Supreme Acquisition and (y) any other Acquisition so long as:”.

(k)	Section. 1.1 of the Credit Agreement is amended by replacing clause (f) of the definition of “Permitted Acquisition” with “(f) [reserved]; and”.

(l)	The definition of “Permitted Indebtedness” in Section. 1.1 of the Credit Agreement is amended by:

(i)	replacing “$200,000,000” in clause (q)(i)(A) in the definition of “Permitted Indebtedness” with “$225,000,000”; and

(ii)	replacing clause (g) of the definition with:

“(g)          Acquired Indebtedness of Supreme outstanding as of the consummation of the Supreme Acquisition and permitted to remain outstanding under the Supreme Acquisition Agreement, plus additional Acquired Indebtedness in an aggregate principal amount not to exceed $10,000,000 outstanding at any one time;”

(iii)	deleting the word “and” at the end of clause (t) and adding new clauses (v), (w), and (x) as follows:

“(v)          the Securities and/or the Acquisition Loans, in an aggregate principal amount not to exceed $325,000,000 (provided that the amount of the commitments in respect of the Bridge Facility shall have been reduced by a corresponding amount) and with a maturity date no earlier than 91 days after the Maturity Date, so long as the proceeds thereof are used to (x) consummate the Supreme Acquisition and pay fees and expenses in connection therewith or (y) repay such Indebtedness of the Credit Parties on or before the date that is 15 Business Days following the date that the mandatory redemption, mandatory prepayment or similar feature is triggered under the definitive documentation governing the Securities and/or Acquisition Loans as a result of the abandonment or termination of the Supreme Acquisition or the Supreme Acquisition Agreement or expiration of a related outside date;

(w)          solely to the extent the Securities and/or the Acquisition Loans are not issued or the proceeds not made available to the Borrower prior to the consummation of the Supreme Acquisition in an aggregate amount of up to $300,000,000, a loan under the Bridge Facility in an aggregate principal amount not to exceed $300,000,000, so long as (x) the proceeds thereof are used to consummate the Supreme Acquisition and pay fees and expenses in connection therewith, and (y) the principal amount of Indebtedness outstanding under clause (v) above and this clause (w) does not exceed $325,000,000 in the aggregate and any Permitted Refinancing Indebtedness in respect of such Indebtedness under the Bridge Facility; and

(x)          Indebtedness owing under the Permitted Inventory Financing.”

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(m)	The definition of “Permitted Liens” in Section. 1.1 of the Credit Agreement is amended by deleting the word “and” at the end of clause (v) thereof and adding new clauses (x), (y) and (z) to such definition as follows:

“(x)          Liens on Collateral securing the Acquisition Loans, subject to an intercreditor agreement containing terms, taken as a whole, that are at least as favorable to Administrative Agent and the Lenders as those terms contained in the Intercreditor Agreement, taken as a whole;

(y)          Liens securing the Permitted Inventory Financing solely on the Permitted Inventory Financing Inventory (it being understood and agreed that if the Permitted Inventory Financing Intercreditor Agreement is not entered into, the Permitted Inventory Financing Inventory shall be deemed to be excluded from the definition of Collateral for all purposes under the Credit Documents); and

(z)          Liens on Collateral securing any Permitted Refinancing Indebtedness that refinances the Bridge Facility, subject to an intercreditor agreement containing terms, taken as a whole, that are at least as favorable to the Administrative Agent and the Lenders as those terms contained in the Intercreditor Agreement, taken as a whole.”

(n)	The definition of “Permitted Refinancing Indebtedness” in Section. 1.1 of the Credit Agreement is amended by replacing the word “and”, immediately before clause (e), with “,” and adding a new clause (f) at the end of the definition as follows:

“and (f) in the case of the Refinancing Indebtedness relating to Indebtedness under the Bridge Facility, the terms of the agreements evidencing such Refinancing Indebtedness ("New Financing Documents") shall not, without the consent of the Administrative Agent (which consent shall not be unreasonably delayed or withheld), (i) be subject to terms and conditions other than customary market terms and conditions for Indebtedness of such type, as determined in the good faith judgment of the Borrower, or (ii) have a maturity date no earlier than 91 days after the Maturity Date”.

(o)	Section 9.1(a) of the Credit Agreement is amended by adding “or” before clause (B) thereof and deleting clause (C).

(p)	Section 9.11 of the Credit Agreement is amended by replacing the fair market value threshold for Real Property of “$1,000,000” with “$5,000,000”.

(q)	Section 9.12 of the Credit Agreement is amended by replacing the fair market value threshold for Real Property of “$1,000,000” with “$5,000,000”.

(r)	Section 10.9 of the Credit Agreement is amended by replacing clause (f) with the following new clauses (f) and (g):

“(f)          any Subsidiary may make Restricted Payments to the Borrower or any other Subsidiary; provided that in the case of any such Restricted Payment by a Subsidiary that is not a Wholly-Owned Subsidiary, such Restricted Payment is made to the Borrower or any of its Subsidiaries and to each other owner of Equity Interests of such Subsidiary based on their relative ownership interests of the relevant class of Equity Interests, and

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(g)          in addition to the Restricted Payments permitted in clauses (a) through (f) above, the Borrower may make other Restricted Payments (i) in an aggregate amount taken together with all other Restricted Payments made pursuant to this Section 10.9(g)(i) not to exceed $16,000,000 in the aggregate in any fiscal year and (ii) so long as the Total Leverage Ratio, on a pro forma basis, as of the last Test Period at the end of which Section 9.1 Financials were required to have been delivered, would not exceed 2.00 to 1.00.”

2.	Conditions to Effectiveness. This Agreement shall become effective on the first date (the “Effective Date”), when, and only when, each of the following conditions have been satisfied (or waived) in accordance with the terms therein:

(a)	this Agreement shall have been executed and delivered by the Borrower, the other Credit Parties, the Administrative Agent and the Lenders constituting Required Lenders;

(b)	(A) all fees (including the Amendment Fee) and out-of-pocket expenses required to be paid or reimbursed by the Borrower in connection with this Agreement shall have been paid or reimbursed and (B) all accrued interest and fees in respect of the Transactions outstanding immediately prior to effectiveness of this Agreement shall have been paid; and

(c)	the representations and warranties in Section 3 of this Agreement shall be true and correct in all material respects as of the Effective Date.

3.	Representations and Warranties. In order to induce Administrative Agent and Lenders to enter into this Amendment, each Credit Party hereby makes each of the following representations and warranties to the Lenders at and as of the date of the Effective Date:

(a)	such Credit Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Agreement and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement;

(b)	such Credit Party has duly executed and delivered this Agreement and this Agreement constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity;

(c)	neither the execution, delivery or performance by such Credit Party of this Agreement nor compliance with the terms and provisions thereof nor the consummation of the transactions contemplated hereby will (a) contravene any material provision of any applicable law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Credit Party or any of the Subsidiaries (other than Permitted Liens) pursuant to the terms of any Material Contract of any Credit Party or its Subsidiaries other than any such breach, default or Lien that could not reasonably be expected to result in a Material Adverse Effect or (c) violate any provision of the certificate of incorporation, by-laws or other Organizational Document of such Credit Party or any of its Subsidiaries;

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(d)	both immediately before and after giving effect to the Effective Date and the Transactions, all representations and warranties made by each Credit Party contained in the Credit Agreement and in the other Credit Documents shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) with the same effect as though such representations and warranties had been made on and as of the Effective Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of such earlier date); and

(e)	no Default or Event of Default shall exist on the Effective Date before or after giving effect to the effectiveness hereof and the consummation of the transactions contemplated hereby.

4.	Post-Effective Date Covenants.

(a)	Promptly after consummation of the Supreme Acquisition, Supreme shall, and Borrowers shall cause Redhawk to, comply with the provisions of Section 9.11 of the Credit Agreement within the time frames set forth therein.

(b)	Within fifteen (15) days following the consummation of the Supreme Acquisition, the Borrower shall deliver to Agent fully executed copies of all material documents executed in connection with the Indebtedness incurred to finance the Supreme Acquisition.

5.	Lender Acknowledgment. On the Effective Date, the Lenders party hereto, in their capacity as “Term Lenders” under (and as defined in) the Intercreditor Agreement and MSSF, in its capacity as “Term Agent” under (and as defined in) the Intercreditor Agreement, acknowledge and consent to the ABL Amendment (to the extent a fully executed copy of which has been delivered to such Lenders and Agent) and each Credit Party’s execution thereof.

6.	Amendment Fee. The Credit Parties hereby agree to pay to the Administrative Agent for the ratable benefit of each Lender party to this Agreement, an amendment fee in an aggregate amount equal to 0.125% of the outstanding principal amount of the Loans of all Lenders signatory to this Agreement (the "Amendment Fee"), which fee shall be due and payable in full on the Effective Date.

7.	Reaffirmation of the Credit Parties. Each Credit Party hereby consents to the amendment of the Credit Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Agreement, each Credit Document to which such Credit Party is a party is, and the obligations of such Credit Party contained in the Credit Agreement, this Agreement or in any other Credit Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Agreement. For greater certainty and without limiting the foregoing, each Credit Party hereby confirms that the existing security interests granted by such Credit Party in favor of the Secured Parties pursuant to the Credit Documents in the Collateral described therein shall continue to secure the obligations of the Credit Parties under the Credit Agreement and the other Credit Documents as and to the extent provided in the Credit Documents.

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8.	Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except in accordance with Section 13.1 of the Credit Agreement.

9.	Entire Agreement. This Agreement, the Credit Agreement and the other Credit Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Credit Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended hereby and that this Agreement is a Credit Document. This Agreement shall not constitute a novation of any amount owing under the Credit Agreement and all amounts owing in respect of principal, interest, fees and other amounts pursuant to the Credit Agreement and the other Credit Documents shall, to the extent not paid on or prior to the Effective Date, shall continue to be owing under the Credit Agreement or such other Credit Documents until paid in accordance therewith.

10.	GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. SECTIONS 13.13 AND 13.15 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS AGREEMENT MUTATIS MUTANDIS AND SHALL APPLY HERETO.

11.	Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

12.	Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic means of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.

[Remainder of Page Intentionally Blank]

12

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.

WABASH NATIONAL CORPORATION,
as the Borrower

By:	/s/ Jeffery L. Taylor
	Name:	Jeffery L. Taylor
	Title:	Senior Vice President and Chief Financial Officer

[Signature Page to Amendment No. 4 to Term Loan Credit Agreement]

WABASH NATIONAL, L.P.,
a Delaware limited partnership

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/s/ Jeffery L. Taylor
	Name:	Jeffery L. Taylor
	Title:	Treasurer

WABASH WOOD PRODUCTS, INC., (f/k/a WNC Cloud Merger Sub, Inc.),
an Arkansas corporation

By:	/s/ Jeffery L. Taylor
	Name:	Jeffery L. Taylor
	Title:	Vice President and Treasurer

TRANSCRAFT CORPORATION,
a Delaware corporation

By:	/s/ Jeffery L. Taylor
	Name:	Jeffery L. Taylor
	Title:	Vice President and Treasurer

WABASH NATIONAL TRAILER CENTERS, INC.,
a Delaware corporation

By:	/s/ Jeffery L. Taylor
	Name:	Jeffery L. Taylor
	Title:	Treasurer

[Signature Page to Amendment No. 4 to Term Loan Credit Agreement]

CLOUD OAK FLOORING COMPANY, INC.,
an Arkansas corporation

By:	/s/ Jeffery L. Taylor
	Name:	Jeffery L. Taylor
	Title:	Vice President and Treasurer

CONTINENTAL TRANSIT CORPORATION,
an Indiana corporation

By:	/s/ Jeffery L. Taylor
	Name:	Jeffery L. Taylor
	Title:	Treasurer

FTSI DISTRIBUTION COMPANY, L.P.,
a Delaware limited partnership

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/s/ Jeffery L. Taylor
	Name:	Jeffery L. Taylor
	Title:	Treasurer

NATIONAL TRAILER FUNDING, L.L.C.,
a Delaware limited liability company

By:	Wabash National Trailer Centers, Inc.,
Its Sole Member

By:	/s/ Jeffery L. Taylor
	Name:	Jeffery L. Taylor
	Title:	Treasurer

[Signature Page to Amendment No. 4 to Term Loan Credit Agreement]

WABASH NATIONAL MANUFACTURING, L.P.,
(f/k/a Wabash National Lease Receivables, L.P.), a
Delaware limited partnership

By:	Wabash National Corporation,
Its General Partner

By:	/s/ Jeffery L. Taylor
	Name:	Jeffery L. Taylor
	Title:	Senior Vice President and Chief
Financial Officer

WABASH NATIONAL SERVICES, L.P.,
a Delaware limited partnership

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/s/ Jeffery L. Taylor
	Name:	Jeffery L. Taylor
	Title:	Treasurer

WALKER GROUP HOLDINGS LLC,
a Texas limited liability company

By:	Wabash National, L.P.,
Its Sole Member

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/s/ Jeffery L. Taylor
	Name:	Jeffery L. Taylor
	Title:	Treasurer

[Signature Page to Amendment No. 4 to Term Loan Credit Agreement]

BULK SOLUTIONS LLC,
a Texas limited liability company

By:	Walker Group Holdings LLC,
Its Sole Member

By:	Wabash National, L.P.,
Its Sole Member

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/s/ Jeffery L. Taylor
	Name:	Jeffery L. Taylor
	Title:	Treasurer

WALKER STAINLESS EQUIPMENT COMPANY LLC,
a Delaware limited liability company

By:	Walker Group Holdings LLC,
Its Sole Member

By:	Wabash National, L.P.,
Its Sole Member

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/s/ Jeffery L. Taylor
	Name:	Jeffery L. Taylor
	Title:	Treasurer

[Signature Page to Amendment No. 4 to Term Loan Credit Agreement]

BRENNER TANK LLC,
a Wisconsin limited liability company

By:	Walker Group Holdings LLC,
Its Sole Member

By:	Wabash National, L.P.,
Its Sole Member

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/s/ Jeffery L. Taylor
	Name:	Jeffery L. Taylor
	Title:	Treasurer

GARSITE/PROGRESS LLC,
a Texas limited liability company

By:	Walker Group Holdings LLC,
Its Sole Member

By:	Wabash National, L.P.,
Its Sole Member

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/s/ Jeffery L. Taylor
	Name:	Jeffery L. Taylor
	Title:	Treasurer

[Signature Page to Amendment No. 4 to Term Loan Credit Agreement]

BRENNER TANK SERVICES LLC,
a Wisconsin limited liability company

By:	Brenner Tank LLC,
Its Sole Member

By:	Walker Group Holdings LLC,
Its Sole Member

By:	Wabash National, L.P.,
Its Sole Member

By:	Wabash National Trailer Centers, Inc.,
Its General Partner

By:	/s/ Jeffery L. Taylor
	Name:	Jeffery L. Taylor
	Title:	Treasurer

[Signature Page to Amendment No. 4 to Term Loan Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent

By:	/s/ Chance Moreland
	Name:	Chance Moreland
	Title:	Authorized Signatory

[Signature Page to Amendment No. 4 to Term Loan Credit Agreement]

CATHAY BANK, as Lender

By:	/s/ Nancy A. Moore
	Name:	Nancy A. Moore
	Title:	Senior Vice President

[Signature Page to Amendment No. 4 to Term Loan Credit Agreement]

ANNEX I

FORM OF SOLVENCY AND NON-CONTRAVENTION CERTIFICATE

[_________], 2017

This Solvency and Non-Contravention Certificate (this “Certificate”) is delivered pursuant to clause (e) of the definition of “Supreme Acquisition Conditions” of the Credit Agreement, dated as of May 8, 2012 (as the same may be amended, amended and/or restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Wabash National Corporation (the “Borrower”), Morgan Stanley Senior Funding, Inc., as the arranger and administrative agent (the "Administrative Agent") for the lenders from time to time party thereto (the "Lenders"), and each other credit party thereto. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

The undersigned, [________], Chief Financial Officer of the Borrower, is familiar with the properties, businesses, assets and liabilities of the Borrower and is duly authorized to execute this Certificate on behalf of the Borrower.

1.          Non-Contravention. The undersigned hereby represents and warrants to the Lenders, on behalf of the Borrower and not in his or her individual capacity, that each of the following representations and warranties shall be true, correct, and complete, in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), as of the date hereof: the performance by each Credit Party of the Credit Documents to which it is a party does not materially conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under (i) such Credit Party’s Organizational Documents, (ii) the Permitted Convertible Notes Indenture, (iii) the Revolving Credit Agreement (to the extent the ABL Amendment is consummated on our prior to the date hereof), (iv) to the extent applicable, the definitive documentation governing the Bridge Facility, (v) to the extent applicable, the definitive documentation governing the Securities and/or Acquisition Loans or (vi) the definitive documents governing the Permitted Inventory Financing.

2.          Solvency. The undersigned certifies, on behalf of the Borrower and not in his or her individual capacity, that (a) he has made such investigation and inquiries as to the financial condition of the Borrower as the undersigned deems necessary and prudent for the purposes of providing this Certificate, (b) the financial information, projections and assumptions which underlie and form the basis for the representations made in this Certificate were made in good faith and were based on assumptions reasonably believed by the Borrower to be fair in light of the circumstances existing at the time made and continue to be reasonably believed by the Borrower to be fair as of the date hereof and (c) for purposes of providing this Certificate, the amount of contingent liabilities has been computed as the amount that, in the light of all the facts and circumstances existing as of the time of such computation, represents the amount that can reasonably be expected to become an actual or matured liability.

BASED ON THE FOREGOING, the undersigned certifies, on behalf of the Borrower and not in his or her individual capacity, that, on the date hereof, both before and after giving effect to the Supreme Acquisition (and the Indebtedness and other obligations incurred or to be incurred in connection with the Supreme Acquisition), (a) the fair value of the assets of the Borrower and its Subsidiaries, on a consolidated basis, at a fair valuation on a going concern basis, is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of the Borrower and its Subsidiaries, on a consolidated basis, (b) the present fair salable value of the assets of the Borrower and its Subsidiaries, on a consolidated and going concern basis, is not less than the amount that will be required to pay the probable liabilities (including contingent liabilities) of the Borrower and its Subsidiaries, on a consolidated basis, on their debts as they become absolute and matured in the ordinary course of business, (c) the Borrower and its Subsidiaries, on a consolidated basis, will be able to pay their debts and liabilities, as such debts and liabilities become absolute and matured in the ordinary course of business and (d) the Borrower and its Subsidiaries, on a consolidated basis, will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted following the Amendment No. 4 Effective Date.

IN WITNESS WHEREOF, the undersigned has executed this Certificate on the date first above written.

By:
Name:
Title:	Chief Financial Officer